Financial Instruments - Categories of Financial Instruments (Detail) $ in Millions, $ in Millions	Dec. 31, 2019 TWD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 TWD ($)
Financial assets
Mandatorily measured at FVTPL	$ 779		$ 517
Hedging financial assets	0	$ 0	1
Financial assets at amortized cost (Note a)	71,852		70,241
Financial assets at FVOCI	7,154		6,933
Financial liabilities
Measured at FVTPL Held for trading	0		1
Measured at amortized cost (Note b)	$ 34,434		$ 40,334